UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2007

ELEMENT 21 GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	000-15260	88-0218411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1 Toronto, Ontario, Canada	M5A 4K9
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 710-2021

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 21, 2007, Element 21 Golf Company (“Element 21”) entered into a non-exclusive, world-wide Patent License with Advanced Light Alloys Corporation aka ALA Corporation (“Advanced”) by which Element 21 licensed Advanced to make, use, and sell fishing lines utilizing certain of Element 21’s patents.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Patent License by and between the Registrant and Advanced Light Alloys Corporation dated June 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT 21 GOLF COMPANY

Date: July 4, 2007	By:	/s/ Nataliya Hearn
Nataliya Hearn President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Patent License by and between the Registrant and Advanced Light Alloys Corporation dated June 21, 2007.